As filed with the Securities and Exchange Commission on August 31, 1998

                                                      Registration No. 333-03709
                                                      ICA No. 811-07621

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ ]

               Post-Effective Amendment No. 4
          [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [  ]

               Post-Effective Amendment No. 4
          [X]

(Check appropriate box or boxes)

                  THE DARUMA FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

60 East 42nd Street, Ste. 1112
New York, New York  10165
Registrant's Telephone Number, including Area Code:  (212) 687-1233

Mariko O. Gordon
Daruma Asset Management, Inc.
60 East 42nd Street, Ste. 1112
New York, New York  10165
(Name and Address of Agent for Service)

Copy to:       Robert K. Fulton, Esq.
               Werner & Kennedy
               1633 Broadway
               New York, New York  10019

Approximate date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)

               [ ] immediately upon filing pursuant to paragraph (b)
               [ ] on (date) pursuant to paragraph (b)
               [X] 60 days after filing pursuant to paragraph (a)(1)
               [ ] on (date) pursuant to paragraph (a)(1)
               [ ] 75 days after filing pursuant to paragraph (a)(2)
               [ ] on (date) pursuant to paragraph (a)(2) of rule 485

The Registrant declares that an indefinite amount of its shares of beneficial interest is being registered by this Registration Statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder.

THE DARUMA FUNDS, INC.
Registration Statement on Form N-1A

-----------------------

CROSS REFERENCE SHEET -
Pursuant to Rule 404(c)

-----------------------

Part A
Item No.                                                           Prospectus Heading
 1.  Cover Page...............................................     Cover Page

 2.  Synopsis.................................................     Fund Facts and Fund Expenses

 3.  Condensed Financial Information..........................     Not Applicable

 4.  General Description of Registrant........................     Cover Page; Investment Objective;
                                                                   Additional Investment Policies;
                                                                   Investment Restrictions

 5.  Management of the Fund...................................     Management of the Fund; Custodian,
                                                                   Transfer and Dividend Agent

 5a. Management's Discussion of the Fund.....................      Management of the Fund; Dividends
                                                                   and Distributions and Net Asset Value

 6.  Capital Stock and Other Securities.......................     Purchase of Shares; Redemption of
                                                                   Shares; Description of Common Stock

 7.  Purchase of Securities Being Offered.....................     Purchase of Shares; Description
                                                                   of Common Stock

 8.  Redemption or Repurchase.................................     Redemption of Shares

 9.  Legal Proceedings........................................     Not Applicable



Part B
Item No.                                    Caption in Statement of Additional Information
10.  Cover Page...............................................     Cover Page

11.  Table of Contents........................................     Table of Contents

12.  General Information and History..........................     The Fund; Management of the Fund;
                                                                   Description of the Fund

13.  Investment Objectives and Policies.......................     Investment Objective, Policies and
                                                                   Restrictions; Risk Factors and
                                                                   other Considerations

14.  Management of the Fund...................................     Management of the Fund and Investment
                                                                   Adviser

15.  Control Persons and Principal Holders of
        Securities............................................     Management of the Fund and Investment
                                                                   Adviser

16.  Investment Advisory and Other Services...................     Management of the Fund;
                                                                   Pricing of Shares; Redemptions In Kind
                                                                   and Exchange; Counsel and
                                                                   Independent Auditors

17.  Brokerage Allocation.....................................     Portfolio Transactions

18.  Capital Stock and Other Securities.......................     Description of the Fund

19.  Purchase, Redemption and Pricing of Securities
       Being Offered..........................................     Pricing of Shares; Redemptions In Kind

20.  Tax Status...............................................     Taxation

21.  Underwriters.............................................     Not Applicable

22.  Calculations of Yield....................................     Performance Data

23.  Financial Statements.....................................     Financial Statements

DARUMA MID-CAP VALUE FUND
60 East 42nd Street
Suite 1112
New York, NY 10165
(800) 435-5076


October 28, 1998

The Daruma Mid-Cap Value Fund (the "Fund") is a series of The Daruma Funds, Inc. (the "Company"), a no-load diversified, open-end management investment company incorporated in the State of Maryland. The Fund's investment objective is to seek long-term capital appreciation by investing primarily (at least 65% of its total assets under normal circumstances) in the common stocks of medium capitalization companies. Current income is incidental to the Fund's investment objective. The Fund seeks to provide investors an opportunity to participate in the long-term growth of the economy through the investment returns offered by the common stocks of companies which appear to be undervalued and whose earnings growth prospects are improving. The Fund is designed for long-term investors who can accept stock market risk as well as the more volatile returns of mid-cap stocks vs. "blue chip" stocks. There can be no assurance that the Fund's investment objective will be met.


Investment Adviser - Daruma Asset Management, Inc.

The Fund is offered on a no-load basis and there are no sales commissions, exchange, redemption or 12b-1 fees. The Fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. The minimum initial purchase requirement for retirement and UGMA (Uniform Gifts to Minors Act) accounts as well as accounts established with automatic investment plans is $500.


This Prospectus concisely sets forth information about the Fund a prospective investor should know before investing. It should be read and retained for future reference. The Statement of Additional Information, dated August xx, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy of the Statement of Additional Information, write or call the Fund at the address or telephone number shown above. The Commission maintains a website (http:www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND FACTS

Investment Objective
To provide long-term capital appreciation by investing, under normal circumstances, at least 65% of its total assets in medium capitalization (mid-cap) companies.

Investment Strategy
The Fund invests in undervalued mid-cap companies whose anticipated earnings growth will accelerate. The Fund believes that buying the common stock of companies that are cheap and changing provides the best combination of risk and reward. Companies with equity market capitalizations from $500 million to $7 billion at the time of investment are considered mid-cap companies. The company may revise this standard based on market conditions.


The Fund will invest in a portfolio normally composed of approximately 35 common stocks representing the Adviser's best ideas, diversified among a broad range of industries.

Why Focus on Mid-Cap Stocks?
The cumulative performance of mid-cap stocks since 1926 falls slightly below that of small-cap stocks, but well ahead of large-cap stocks. At the same time, mid-cap stocks are subject to less volatility than small-cap stocks. By focusing on the mid-cap sector, the Fund hopes to capture most of the long-term outperformance smaller companies generate versus larger companies, while experiencing less volatility and risk.


Secondly, the mid-cap universe generally is not well followed on Wall Street, allowing the Adviser's emphasis on primary research to add value.

Thirdly, medium-sized companies historically have undergone evolutionary changes in their businesses at a faster rate than large companies do, allowing for more frequent investment opportunities.

Who Should Invest in the Fund?
Investors who have a long-term time horizon can invest without concern for current income and are willing to take on the additional risk of investing in mid-cap stocks in seeking capital appreciation. This is an appropriate vehicle for individuals, educational funding accounts, trusts, foundations, endowments, as well as IRAs and other tax-deferred accounts.

Fees and Sales Charges
The Daruma Mid-Cap Value Fund is 100% no-load. There are no sales charges, no 12b-1 fees, no redemption fees and no fees associated with the reinvestment of dividends.


Purchase and Redemptions of Fund Shares
A complete description regarding the alternatives available to shareholders for the purchase and/or redemption of Fund shares is provided under "Purchase of Shares" on page 8 and "Redemption of Shares" on page 10 of this Prospectus.


Minimum Investment
The Fund's minimum initial investment is $1,000 and subsequent investments are $100 or retirement and UGMA (Uniform Gifts to Minors Act) accounts and accounts established with automatic investment plans, the minimum initial requirement is $500.


FUND TABLE OF CONTENTS


                            Page                                    Page
Fund Expenses                       SHAREHOLDER GUIDE
Financial Highlights
Investment Objective                Purchase of Shares
Investment Policies                 Choosing a Distribution Option
Investment Risks                    Redemption of Shares
Investment Restrictions             Dividends and Distributions
Management of the Fund              Taxes
Net Asset Value



FUND EXPENSE TABLE

Unless otherwise indicated, the expenses shown below are for the current fiscal year. The Adviser has voluntarily agreed to reimburse and/or waive fees so that the Fund's operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses will not exceed 1.50%.


The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund.

Shareholder Transaction Expenses:
Sales Load Imposed on Purchases                                       None
Sales Load Imposed on Reinvested Dividends                            None
Deferred Sales Load                                                   None
12b-1 Fee                                                             None
Redemption Fee                                                        None


Annual Fund Operating Expenses (as a percentage of average net assets)
        Management Fees (after waivers)*                             0.00%
        Other Expenses (after expense reimbursements)**              1.49%
                                                                    ------
        Total Fund Operating Expenses (after fee waivers and
           expense reimbursements)***                                1.49%



The above table is designed to assist you in understanding the various costs and expenses that a shareholder would bear directly or indirectly as an investor in this Fund. The management fee will decline as the Fund's assets increase. See "Management of the Fund". The Adviser has voluntarily undertaken to keep the total expenses of the Fund at or below 1.50% and intends to waive all management fees and assume other expenses, if and to the extent necessary, to maintain that expense ratio.

*Management fees for the year ended June 30, 1998 were 1.00% before taking into account fee waivers.

**Other expenses for the year ended June 30, 1998 were 4.10% before reimbursement of expenses.

***Total Fund Operating Expenses for the year ended June 30, 1998 were 5.10% before waiver of fees and reimbursement of expenses by the Adviser.


The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return, and at a 1.50% expense ratio:


                                     1 Year     3 Years    5 Years      10 Years

Daruma Mid-Cap Value Fund            $16         $49        $82            $179



This example is illustrative only and should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS (Selected Per Share Data for an Average Share Outstanding and Ratios throughout each Period)

The following financial highlights are part of the Fund's financial statements and have been audited by Ernst & Young LLP, Independent Auditors. The Fund's financial statements and Ernst & Young LLP's unqualified report on them are included in the Fund's Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information and this Prospectus. Further information about the Fund's performance is contained elsewhere in this Prospectus and in the Fund's Annual Report to Shareholders for the year ended June 30, 1998. The information presented is historical and not intended to indicate future performance of the Fund.



                                                                       For the period
                                                     For the year          8/16/98
                                                        Ended              through
                                                     June 30, 1998       June 30,1998
                                                    --------------     ---------------
Net Asset Value, Beginning of Period                  $12.90               $10.00
Income from Investment Operations:
Net investment loss                                   (0.07)(d)            (0.07)(d)
Net realized and unrealized gain on investments       2.05                 2.98
                                                      -----                -----

                                                      14.88                 12.91
Less Distributions:
Distributions from net realized gains                 (1.55)                (0.01)
                                                      ------               ------
Total Distributions                                   (1.55)                (0.01)
Net Asset Value, End of Period                        $13.33                $12.90
                                                      ------                ------
Total Investment Return                               16%                   29%(c)
Ratios/Supplemental Data:
Net Assets, End of Period                             $3,193,406            $1,459,161
Ratio of Expenses to Average Net Assets (a)           1.49%                 1.49%(c)
Ratio of Net Investment Loss to Average
   Net Assets (b)                                     -0.50%                -0.60%(c)
Portfolio Turnover Rate                                73%                   46%



(a) The ratio of expenses to average net assets before waiver of fees and reimbursements of expenses by the investment adviser would have been 2.97% for the year ended June 30, 1998 and 5.10% for the period ended June 30,1997.

(b) The ratio of net investment loss to average net assets before the waivers and expense reimbursements by the investment adviser would have been -2.00% for the year ended June 30, 1998 and -4.21% for the period ended June 30, 1997.


(c) Not annualized.


(d) Calculated using average shares outstanding during the period.


FUND PERFORMANCE*

                                                       Daruma
                     For the Period                 Mid-Cap Value    S&P
                Ending June 30, 1998                    Fund        MidCap

Six Months:                                             2.38%       8.85%
One Year Average Annual Total Return:                  16.02%       27.57%
Average Annual Total Return Since Inception:*          26.72%       31.41%
=================================                    ========================

*Inception date of the Daruma Mid-Cap Value Fund was August 16, 1996.

For the six months ended June 30, 1998, the Daruma Mid-Cap Value Fund was up 2.4% versus 8.9% for the S&P MidCap Index. The Fund lagged the market for several reasons. One, the stock market's returns were primarily driven by the largest companies as investor concerns about the economy and the continuation of the bull market triggered a flight to quality. Two, value returns lagged growth as investors continued to chase stocks selling at high price/earnings multiples. In short, it was a period that was not kind to small and mid-cap value stocks.

The Fund's management seeks to build a well-diversified portfolio composed of no more than 35 stocks that are undervalued at the time of purchase but have the potential to appreciate 50% over a two year period. The Fund's cumulative performance at June 30, 1998 was +50%, which is consistent with our stated goals. We will continue to implement the Fund's investment strategy.

The following graph illustrates the growth in value of $10,000 invested in the Fund from its inception to June 30, 1998.





                            [PERFORMANCE GRAPH]


Time         Value          S&P
             Daruma         Mid-Cap
             Fund           Index
8/16/96      $10,000        $10,000
9/30/96      $10,380        $10,428
12/31/96     $10,773        $11,059
3/31/97      $10,614        $10,896
6/30/97      $12,917        $12,499
9/30/97      $14,148        $14,521
12/31/97     $14,638        $14,649
3/31/98      $15,627        $16,278
6/30/98      $14,986        $15,946

----------------------------------
*Past performance is not predictive of future performance. The S&P MidCap Index is an unmanaged index. All performance returns include the reinvestment of income and capital gains distributions. The Daruma Mid-Cap Value Fund's returns are stated net of all fees and expenses. Further information relating to Fund performance including expense reimbursements, is contained in the Financial Highlights section of this Prospectus.


INVESTMENT OBJECTIVE


The Fund's investment objective is to seek long-term capital appreciation by investing, under normal circumstances, at least 65% of its total assets in the common stocks of medium capitalization companies (companies with market capitalization at the time of investment ranging from $500 million to $7 billion), including common stocks of companies listed on the S&P Mid-Cap Index, although the Company's Board of Directors may change this definition based on market conditions. Current income is incidental to the Fund's investment objective. There can be no assurance that the Fund's investment objective will be met. The Fund attempts to achieve its investment objective by investing primarily in common stocks.

INVESTMENT POLICIES

The Adviser believes that original research drives performance. The Adviser, on behalf of its clients, invests in companies that it believes are about to undergo significant positive changes in earnings growth, and whose valuations do not yet reflect such changes. The Adviser attempts to identify those mid-cap companies who meet these investment criteria by conducting its own thorough and original research.


The Fund will normally consist of a portfolio of approximately 35 securities considered by the Adviser to be the companies with the most compelling risk/reward profiles. The Adviser believes that by investing in a portfolio of approximately 35 companies, the Fund will be able to diversify its holdings and avoid certain of the risks associated with an investment in mid-cap companies. Although the Fund will invest, under normal circumstances, at least 65% of its total assets in the common stocks of medium capitalization companies, it may also invest in other types of equity and debt securities such as nonconvertible and convertible preferred stocks, bonds and warrants, foreign securities (such as ADRs), U.S. government and agency securities, short-term fixed income securities, and may retain assets in cash or cash equivalents, when the investment in such securities is considered consistent with the Fund's investment objective by the Adviser. The Fund will only invest in investment grade bonds and short-term fixed income securities having an S&P rating at the time of investment of at least, or equivalent to, BBB (which rating may have speculative characteristics) or, if unrated, determined by the Adviser to be of comparable quality. The values of debt and fixed income securities are likely to decline in times of rising interest rates and to rise in times of falling interest rates. In general, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security. Securities in the lowest investment grade debt category generally have higher yields, may have speculative characteristics and, as a result, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher investment grade securities. Although the Fund currently does not do so, it may, from time to time, invest more than 25% of the value of its total assets in the securities of other investment companies (open or closed-end) and up to 5% of its total assets in the securities of any one other investment company. Shareholders should be aware that such an investment would result in a layering of fees. The Fund may not necessarily buy any or all of these types of securities, or use any or all of the techniques described in this prospectus.



Currency Fluctuations
Investments in foreign securities may be denominated in foreign currencies. The value of Fund investment denominated in foreign currencies may be effected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulation. The Fund's net asset value per share may, therefore, be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors, as seen from an international perspective. Currency exchange rates also can be effected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. In addition, the Fund may incur costs in connection with conversions between various currencies.

The expected introduction of a single currency, the euro, on January 1, 1999 for participating nations in the European Economic and Monetary Union presents unique uncertainties, including whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the legal treatment of certain outstanding financial contracts that refer to existing currencies rather than the euro; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement payment systems for the new currency. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities held by the Fund.


Additional Investment Policies

Borrowing
The Fund, may from time to time, borrow money from banks for temporary, and/or extraordinary purposes. The Fund does not intend to engage in reverse repurchase agreements. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities. The Fund will not purchase additional securities when borrowings exceed 5% of total assets.


Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities, (i.e., securities that cannot be expected to be sold within seven days at approximately the price at which they are valued); including restricted securities and repurchase agreements maturing in more than seven days. Any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933. The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933, and the Fund's Board of Directors may determine, when Appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities. Generally, foreign securities freely tradeable in their principal markets are not considered restricted or illiquid securities. Illiquid securities may be difficult for the Fund to value or dispose of because of the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which may be costly.

Temporary Investments
When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as U.S. Treasury bills, high quality commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements collateralized by U.S. Government securities. To the extent that the Fund is investing in these temporarily defensive instruments, it will not be pursuing its investment objective.

Repurchase Agreements
Subject to guidelines established by the company's Board of Directors, the Fund may enter into repurchase agreements. In a repurchase agreement the Fund effectively makes a loan by purchasing a U.S. Government security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date (usually not more than seven days) from the date of purchase. Repurchase agreements may be entered into with a Federal Reserve System bank or "primary dealers" in U.S. Government securities.

Foreign Securities
The Fund will not invest more than 15% of its total assets in foreign debt and/or equity securities, or ADRs. Foreign securities investments involve certain risks, such as political or economic instability of the issuer or of the country of issue and the possibility of imposition of exchange controls. These securities may also be subject to greater fluctuations in price than the securities of U.S. corporations, and there may be less publicly available information about their operations. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors such as the Fund. In addition, dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, and transaction costs such as brokerage commissions are generally higher than in the United States.

Short Sales
The Fund will only make short sales (up to a maximum of 10%) that are short sales of securities "against the box". A short sale "against the box" is a sale of a security that the Fund at all times during which the short position is open either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against the box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

Portfolio Turnover
The Fund's portfolio turnover rate will be influenced by the Fund's investment objectives, other investment policies, market conditions and the need to meet redemptions. While the rate of portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate, it is anticipated that given the Fund's objective, its annual portfolio turnover should not generally exceed 50%. (A portfolio turnover rate of 50% would occur, for example, if half of the stocks in the Fund were replaced over a period of one year.)

High turnover (generally in excess of 100%) involves correspondingly greater brokerage commissions and other transaction costs. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs.


Except as noted elsewhere in this prospectus, the aforementioned investment policies and practices are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of outstanding voting securities of the Fund as defined by the Investment Company Act of 1940, as amended. A more detailed description of the Fund's investment policies, including a list of those restrictions on the Fund's investment activities, which cannot be changed without such a vote, appears in the Statement of Additional Information.

INVESTMENT RISKS

The Fund is designed for long-term investors who are willing to invest without concern for current income and to accept the risks associated with investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them and their tolerance for risk before investing in the Fund. The Fund, which will be primarily invested in common stocks of mid-cap companies, is subject to different risk profiles. Market risk is risk associated with price declines over short or extended periods of time. As the U.S. economy has expanded, corporate profits have grown and share prices have risen. Economic growth has been punctuated by periodic declines where share prices of even the best managed and most profitable companies decline. Stocks of mid-cap companies may not be well known to the public, have lower trading volume and may be more volatile in price than larger capitalized stocks included in the S&P 500 Stock Index. Thus, the Fund should only be used as an investment vehicle for those with longer time horizons, and should not be used to capture short-term swings in the market.


Although the Fund is diversified within the meaning of the Investment Company Act of 1940, it will normally invest in a limited number (approximately 35) of securities. Thus this Fund may contain more risk than other funds with a similar objective invested in a broader range of securities. To the extent that the Fund invests in a limited number of securities, it may be more susceptible to any single, corporate, economic, political or regulatory occurrence than a more widely diversified fund.

INVESTMENT RESTRICTIONS

As a diversified investment company the Fund has adopted certain fundamental restrictions which may not be changed without the approval of a majority of the outstanding voting shares, as that term is defined in the Investment Company Act of 1940. These restrictions are provided in greater detail in the Statement of Additional Information and provide, in part, that the Fund will not:

(a) with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer, excluding obligations of the U.S. Government;

(b) own more than 10% of the outstanding voting securities of any one issuer;

(c) invest more than 25% of its total assets in any one industry except U.S. Government obligations; or

(d) invest in companies for the purpose of exercising control of management. In addition to the aforementioned investment restrictions, and in addition to other restrictions listed in the Statement of Additional Information, the Fund may not (except where specified):


(i) purchase securities on margin or borrow money, except from banks for temporary and/or extraordinary purposes;

(ii) mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (i) above. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 15% of total assets;

(iii) lend portfolio securities of value exceeding in the aggregate one third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions; or

(iv) make loans to others, except through the purchase of portfolio investments, including repurchase agreements.


Year 2000 Risks
Many services provided to the Company and the Fund by the Adviser and the Company's other service providers (collectively, the "Service Providers") rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various systems functions (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Company operations.

The Service Providers recognize the importance of the Year 2000 Issue and have advised the Company that they are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely affect any foreign investments by the Fund.

The Adviser and the Company have been informed that all of the Service Providers anticipate that their systems will be adapted in time for the year 2000. The Company and the Adviser will continue to monitor the Year 2000 Issue in an effort to confirm appropriate preparation by the Service Providers.


MANAGEMENT OF THE FUND


Adviser
Daruma Asset Management, Inc. (the"Adviser"), a registered investment adviser, is a New York corporation with its principal office located at 60 East 42nd Street, Suite 1112, New York, New York 10165. The Adviser has been retained by the Board of Directors as the investment adviser for the Fund pursuant to an Investment Advisory Agreement entered into with the Fund. Mariko O. Gordon, President and Chief Investment Officer of the Adviser, is primarily responsible for supervising the Fund's daily investment management activities. The Adviser had assets under management of approximately $156,000,000 at July 31, 1998. Ms. Gordon has over twelve years experience in the investment management business. Prior to founding the Adviser in 1995, Ms. Gordon was an equity owner in and Director of Research at Valenzuela Capital Management, Inc. ("VCM") from 1990 to 1995, a firm specializing in small to mid-cap stocks with over $1 billion under management. Ms. Gordon's sole responsibility at VCM was portfolio management. Prior to joining VCM, from 1987 to 1990, she was the Director of Systematic Research at Royce & Associates, Inc., an investment firm specializing in small-cap value stocks and adviser to several mutual funds, including the Pennsylvania Mutual Fund. Ms. Gordon started her investment career as a research analyst at Manning & Napier Advisors, Inc., a firm managing $2 billion for ERISA and Taft-Hartley clients. Ms. Gordon is a Chartered Financial Analyst and a graduate of Princeton University.

The Fund's Annual Report to shareholders contains information regarding the Fund's performance and will be provided without charge, upon request.


Adviser's Fees

According to the terms of the Investment Advisory Agreement, the Fund will pay a monthly advisory fee at an annual rate equal to 1% of the first $100 million of the Fund's average daily net assets; 0.75% of the next $100 million of such net assets; and 0.50% of the Fund's average daily net assets more than $200 million. Any portion of the advisory fee received by the Adviser may be used by the Adviser to provide investor and administrative services. The Adviser may voluntarily waive a portion of its fee or assume certain expenses of the Fund, including distribution expenses. This would have the effect of lowering the overall expense ratio of the Fund and of increasing total return to investors in the Fund. See "Expense Limitation" in the Statement of Additional Information.


Other Expenses

In addition to the Adviser's management fee, the Fund bears the costs of the following: shareholder servicing expenses, custodial, transfer agent, accounting, legal and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; state and federal registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

PURCHASE OF SHARES

Initial Investments by Mail
Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application Form and mailing it to the Fund at the address noted below, together with a check (subject to the Fund's minimum investment) payable to:

               U.S. Mail:     Daruma Mid-Cap Value Fund
               or             c/o American Data Services, Inc.
               Overnight      150 Motor Parkway, Ste. 109
                              Hauppague, NY 11788

The minimum initial investment in the Fund is $1,000. Retirement and UGMA (Uniform Gifts to Minors Act) accounts, as well as accounts established with automatic investment plans, however, may initially invest a minimum of $500. Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder's account at the net asset value per share of the Fund next determined after receipt. Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

Initial Investments by Wire
Subject to acceptance by the Fund, shares of the Fund may be purchased by wiring immediately available federal funds (subject to the Fund's minimum investment) to the Fund's custodian, Star Bank (the "Custodian") (see instructions below). The minimum initial investment in the Fund is $1,000. Retirement and UGMA Uniform Gifts to Minors Act) accounts, as well as accounts established with automatic investment plans, however, may initially invest a minimum of $500. In order to wire funds, you must first call the Fund's transfer agent, American Data Services, Inc. (the "Transfer Agent"), at 888-532-7862 to set up your account and obtain an account number. You should be prepared to provide the information on the application to the Transfer Agent. Then, you should provide your bank with the following information for purposes of wiring your investment:

                       Star Bank, N.A. Cinti/Trust
                       ABA #0420-0001-3
                       Ref: Daruma Mid-Cap Value Fund
                       DDA# 485776538
                       Shareholder Account Number:
                       Account Name:

You are required to mail a signed application to the American Data Services, Inc. 150 Motor Parkway, Ste. 109, Hauppage, NY 11788 in order to complete your initial wire purchase. Wire orders will be accepted only on a day which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays, which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments
Additional investments may be made at any time subject to the Fund's minimum subsequent investment of $100, by mailing a check to the Fund at the address noted under "Initial Investments by Mail" (payable to Daruma Mid-Cap Value Fund) or by wiring monies to the Custodian using the instructions outlined above (Initial Investments by Wire).

Additional investments may also be made by the Automatic Investment Plan which allows you to make regular, automatic transfers ($50 minimum) from your bank account to purchase shares in your Daruma Fund account on the monthly or quarterly schedule you select. For more information on the Automatic Investment Plan please call the Fund at 800-435-5076.


The purchase price paid for initial and subsequent purchases of shares of the Fund is the current public offering price, that is, the next determined net asset value of the shares after the order is placed. See "Net Asset Value" herein. The Fund reserves the right to reject any subscription for shares.


The Fund must receive an order and payment by the close of business for the purchase to be effective and dividends to be earned on the same day. If funds are received after the close of business, the purchase will become effective and dividends will be earned on the next business day. Purchases made by check will be invested and begin earning income on the next business day after the check is received.

The Fund will not cancel any trade (purchase or redemption) believed to be authentic once the trade has been received. If your check or wire does not clear your transaction will be canceled and you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.

Shares of the Fund may also be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others ("Shareholder Organizations"). Investors purchasing and redeeming shares of the Fund through a Shareholder Organization may be charged a transaction-based fee or other fee for the services of such organization. Each Shareholder Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of Shareholder Organizations should read this Prospectus in light of the terms governing accounts with their organization. The Fund does not pay to or receive compensation from Shareholder Organizations for the sale of the Fund's shares.

Retirement Plans
The Fund offers a wide range of plans for individuals and institutions, including large and small businesses: IRAs, SEP-IRAs and Keoghs (profit sharing, money purchase pension). For information on IRAs and all other retirement plans, please call the Fund at (800) 435-5076.

REDEMPTION OF SHARES

The Fund allows you to redeem shares without redemption fees. You may redeem any portion of your account at any time. Shares of the Fund may be redeemed by mail, or, if authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

By Mail. The Fund will redeem its shares at the net asset value next determined after the request is received if all the required documentation is received in "good order". The net asset value per share of the Fund is determined as of 4:15 p.m., New York time, on each day that the New York Stock Exchange (the "NYSE") and the Fund are open for business. Requests should be addressed to Daruma Mid-Cap Value Fund c/o American Data Services,150 Motor Parkway, Suite 109, Hauppauge, NY 1788.

Requests in "good order" must include the following information and documentation:

1. The account number and fund name;

2. The amount of the transaction (specified in dollars or shares);

3. Signatures of all owners EXACTLY as they are registered on the account;

4. Any certificates that you hold for the account; any required signature guarantees (see "Signature Guarantees" below); and

5. Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

If you are not certain of the requirements for a redemption, please call Shareholder Services at (888) 532-7862. Redemptions specifying a certain date or share price cannot be accepted and will be returned.

Signature Guarantees

To protect shareholder accounts, the Fund and its transfer agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, and (2) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Shareholders may contact Shareholder Services at (888) 532-7862 for further details.

By Telephone
Shareholders, who have elected on their application form telephone redemption privileges, may redeem by telephone provided the proceeds are mailed to their address of record. To redeem shares by telephone, you or your preauthorized representative may call shareholder services at (888) 532-7862. Redemption requests received by telephone by 4:15 p.m. eastern time are processed on the day of receipt; redemption requests received by telephone after 4:15 p.m. eastern time are processed on the business day following receipt. TELEPHONE REDEMPTIONS WILL NOT BE PERMITTED FOR A PERIOD OF SIXTY DAYS AFTER A CHANGE IN THE ADDRESS OF RECORD. The Fund has authorized the Transfer Agent to act on telephone instructions from any person representing himself or herself to be a shareholder and reasonably believed by the Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time. If you have trouble making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by our transfer agent in Good Order.

Further Redemption Information
Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen business days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within five days after receipt of an order for a redemption. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the United States Securities and

Exchange Commission (the "SEC"). If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

DIVIDENDS AND  DISTRIBUTIONS

The Fund intends to pay dividends from net investment income annually in December. The Fund also intends to distribute its net realized capital gains, if any, in December. Dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder chooses otherwise. Dividends and distributions may be made on a more frequent basis to comply with the distribution requirement of the Internal Revenue Code.

Choosing A Distribution Option

Distribution of dividends from the Fund may be made in accordance with several options. A shareholder may select one of two distribution options:

1. Automatic Reinvestment Option. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected the all cash option.

2. All Cash Option. Both dividend and capital gains distributions will be paid in cash.

TAXES

The Fund intends to continue to qualify under the Internal Revenue Code of 1986, as amended, as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income taxes on the investment company taxable income and net capital gains that it distributes to its investors, provided that at least 90% of its investment company taxable income for the taxable year is distributed. Shareholders will receive information annually as to the tax status of distributions made by the Fund for the calendar year. Distributions paid from the Fund's net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income dividends. A portion of the Fund's dividend may qualify for the corporate dividends-received deduction, subject to certain limitations. The portion of a Fund's dividends qualifying for such deduction is generally limited to the aggregate taxable dividends received by the Fund from domestic corporations.

Distributions paid from net long-term capital gains of the Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long a shareholder has held Fund shares. The Taxpayer Relief Act of 1997 (the "Act"), enacted in August 1997, dramatically changed the taxation of net capital gains by applying different rates thereto, depending on the taxpayers holding period and marginal rate of federal income tax. Under the Act different maximum tax rates apply to a non-corporate taxpayer's holding period. These rates are generally 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. A fund must divide each net capital gain distribution into 28% and 20% rate gain distributions (in accordance with the holding periods for the securities it sold that generated the distributed gain). However, as a result of recent legislation, the 18 month holding period has been eliminated. Accordingly, for sales of capital assets on or after January 1, 1998, the maximum tax rate of 20% would be applicable if the capital asset was held for more than one year.


The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of the redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

At the time of the shareholder's purchase, the Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

Keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, regardless of whether you are investing your distributions or receiving them in cash, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have. Prospective investors should, therefore, inquire about potential distributions before investing.

The Fund is required to withhold 31% of taxable dividends, capital gain distributions and redemptions that are paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid the withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to backup withholding.

NET ASSET VALUE

Purchases and redemptions are made at net asset value. The Transfer Agent determines net asset value per share as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. Net asset value is determined by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

Market values for securities listed on an exchange are based upon the latest quoted sales prices as of 4:00 p.m. eastern time, on the valuation date. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid price. Temporary cash investments and debt obligations with 60 days or less remaining to maturity are valued at cost, unless the Board of Directors determines that this does not represent fair value. All prices of listed securities are taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities for which market quotations are not readily available or which are restricted as to sale, and other assets are valued by such methods the Board of Director deems in good faith to reflect fair value.

The Transfer Agent computes the Fund's net asset value once daily on Monday through Friday, at 4:15 p.m. New York time, except on the holidays listed under "Net Asset Value" in the Statement of Additional Information.

FUND PERFORMANCE

From time to time, the Fund may include in advertisements or communications to current or prospective shareholders figures reflecting total return over various time periods. "Total return" is the average annual rate of return on an amount invested in a Fund from the beginning to the end of the stated period. "Average annual total return" is computed by calculating the percentage change in the value of an investment of $1000, assuming reinvestment of all income dividends and capital gains distributions to the end of the specified period. Total returns are historical measures of past performance and are not intended to indicate future performance.

The Fund may compare its performance with performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to other selected mutual funds, mutual fund averages, well-known indices of market performance including the Standard & Poor's ("S&P") 500 Index, S&P MidCap Index and the Russell 2000. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Fund and such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.

Additional information about the performance of the Fund is contained in the SAI under" " and is also contained in the Fund's annual report to shareholders, both of which you may obtain by calling 1-800-435-5076, or E-mail at darumanyc@aol.com.


DESCRIPTION OF COMMON STOCK

The Fund was incorporated in the State of Maryland on May 13, 1996, and began operations on August 16, 1996. The authorized capital stock of the Fund consists of one billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The Company's Board of Directors is authorized to divide the unissued shares into separate series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into one series. Shares of any series or class will have identical voting rights, except where, by law, certain issues must be approved by a majority of the shares of the affected series or class. Each share of any series or class of shares when issued will have equal dividend, distribution, liquidation and voting rights for which it will be issued and each fractional share will have those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor. On July 24, 1996, certain persons purchased 10,189 shares of the Fund at an initial purchase price of $10.00 per share.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Fund does not issue certificates evidencing Fund shares.

Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law . An annual meeting will be held to vote on the removal of a Director or Directors of the Company if requested in writing by the holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Special meetings may be called for purposes such as electing and removing Directors, changing fundamental investment policies or approving an investment management contract. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

SHAREHOLDER INFORMATION

General information about the Fund may be requested in writing to the shareholder servicing department of the Fund, 60 East 42nd Street, Ste. 1112,801, New York, New York 10165 or by calling the Fund at (212) 687-1233 or
(800) 435-5076.

CUSTODIAN, TRANSFER AND DIVIDEND AGENT

Star Bank, N.A. of Cincinnati, Ohio, serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc., Hauppague, New York, is the Fund's transfer and dividend disbursing agent.


COUNSEL AND INDEPENDENT AUDITORS

Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Werner & Kennedy, 1633 Broadway, New York, New York 10019. Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York, 10019, serves as auditors for the Fund.

DARUMA MID-CAP VALUE FUND

Statement of Additional Information

        This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated October 28, 1998 (the "Prospectus"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to the Fund at 60 East 42nd Street, Suite 1112, New York, New York 10165, or by calling Shareholder Services at (800) 435-5076.

Investment Adviser
Daruma Asset Management, Inc.

  Custodian                                                Transfer Agent
Star Bank, N.A.                                     American Data Services, Inc.

August 28, 1998

TABLE OF CONTENTS

                                                                        PAGE

THE FUND                                                                 2
INVESTMENT OBJECTIVE, POLICES AND RESTRICTIONS                           2
RISK FACTORS AND SPECIAL CONSIDERATIONS                                  4
MANAGEMENT OF THE FUND                                                   7
INVESTMENT ADVISOR                                                      11
PORTFOLIO TRANSACTIONS                                                  13
PRICING OF SHARES                                                       13
REDEMPTIONS IN KIND                                                     14
TAXATION                                                                14
DESCRIPTION OF THE FUND                                                 16
PERFORMANCE DATA                                                        17
CUSTODIAN AND TRANSFER AND DIVIDEND AGENT                               21
COUNSEL AND INDEPENDENT AUDITORS                                        21
FINANCIAL STATEMENTS                                                    22


THE FUND

        Daruma Mid-Cap Value Fund (the "Fund"), is a no-load diversified, open-end, investment company, and a series of The Daruma Funds, Inc. which was incorporated under Maryland law on May 13, 1996. This Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in seeking long-term capital appreciation. The Fund should not be used as a trading vehicle. Daruma Asset Management, Inc. (the "Adviser"), manages the investments of the Fund from day-to-day in accordance with the Fund's investment objective and policies.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

        A detailed description of the types and quality of the securities in which the Fund may invest is given in the Prospectus and is incorporated herein by reference. The investment objective is fundamental and may be changed only with the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. There can be no assurance that the Fund's investment objective will be achieved.

        The Fund's investment objective is to seek long-term capital appreciation by investing primarily in the common stocks of medium capitalization U.S. companies. Current income is incidental to the Fund's investment objective. The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a mutual fund seeking long-term capital appreciation. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund.

        The Adviser believes that the Fund is suitable for investment only by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risks in searching for long-term capital appreciation.

        The Adviser believes that original research drives performance. The Adviser invests for its clients in companies that are about to undergo significant positive changes in earnings growth, and whose valuations do not yet reflect those changes. The Adviser attempts to identify those mid-cap companies who meet these investment criteria by conducting its own thorough and original research.

        The Fund intends to concentrate its portfolio in companies whose market cap ranges from $500 million to $7 billion, across a wide array of industry sectors, subject to market conditions. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects. The Fund will normally consist of a portfolio normally made up of approximately 35 securities representing the Adviser's best ideas, diversified among a broad range of industries that are considered to be companies with the most compelling risk/reward profiles. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments.

        The Fund may not, as a matter of fundamental policy:

(1) Issue any senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

(2) Purchase securities on margin or write call options on its portfolio securities; or purchase securities while borrowings exceed 15% of its total assets;

(3) Sell securities short except to sell securities "short against the box"; Borrow money, except from banks for temporary and/or extraordinary purposes in an amount not to exceed one-third of the value of the Fund's total assets less its liabilities (total net assets).

(5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Invest more than an aggregate of 15% of its total assets in repurchase agreements maturing in more than seven days, variable rate demand instruments exercisable in more than seven days or securities that are not readily marketable.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Government obligations secured by real estate or an interest in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Risk Factors and Special Considerations".

(9) Invest more than 25% of its assets in the securities of "issuers" in any single industry and provided also that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government.

Invest more than 25% of the value of its total assets in the securities of other investment companies (open or closed-end) and up to 5% of its total assets in the securities of any one other investment company. All such securities must be acquired by the Fund in the open market, in transactions involving no commissions or discounts to a sponsor or dealer (other than customary brokerage commissions). The issuers of such securities acquired by the Fund are not required to redeem them in an amount exceeding 1% o f such issuers' total outstanding securities during any period of less than 30 days, and the Fund will vote all proxies with respect to such securities in the same proportion as the vote of all other holders of such securities.

(11) Invest in companies for the purpose of exercising control of management.

(12) Own more than 10% of the outstanding voting securities of any one issuer;

(13) With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer, excluding obligations of the U.S. Government.

Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings. However, although not a fundamental policy of the Fund, as a matter of operating policy in order to comply with certain state statutes, the Fund will not pledge its assets in excess of an amount equal to 15% of total assets.

Percentage Restrictions

        Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or assets of, or borrowings by, the Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Fund's Rights as Stockholder

        As noted above, the Fund may not invest in a company for the purpose of exercising control or management. However, the Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to a company's management, the board of directors and/or stockholders if the Adviser or the Board of Directors determine that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that the Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's board of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is increasingly prone to litigation, and therefore it is possible but not likely that the Fund could be involved in lawsuits related to such activities.

The Adviser will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. However, no guarantee can be made that litigation against the Fund will not be undertaken or liabilities incurred.

        The Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if the Adviser and the Fund's Board of Directors determine this to be in the best interest of the Fund's shareholders.

Foreign Securities

        The Fund may invest up to 15% of its assets in certain foreign debt and equity securities or ADRs. Investment in foreign equity securities, obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of foreign issuer or foreign deposits and the possible adoption of foreign governmental restrictions such as exchange controls.

        American Depository Receipts (ADRs) are certificates held in trust by a bank or similar financial institution evidencing ownership of shares of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

        ADR facilities may be established as either unsponsored or sponsored. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the cost of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

U.S. Government Obligations

        U.S. Government obligations are obligations that are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury Obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years); and
(ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government national Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers' Home Administration and the Small Business Administration. The maturities of U.S. Government obligations usually range from three months to thirty years.

Repurchase Agreements

        When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in the United States government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more that 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

        For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transactions as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, CastleRock seeks to minimize the risk of loss thorough repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Selling Short Against the Box

The Fund may make short sales of securities "against the box". A short sale "against the box" is a sale of a security that the Fund at all times during which the short position is open either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against the box" as a form of hedging to offset potential declines in long positions in the same or similar securities.


MANAGEMENT OF THE FUND

        The directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. Unless otherwise indicated, the address of each director and officer is 60 East 42nd Street, Suite 1112, New York, NY 10165.

        The following table sets forth certain information as to each director and officer of the Fund:


Compensation Table
(For the fiscal year ended June 30, 1998)


                                                             Retirement Benefits
Name of Person               Aggregate Compensation          Accrued as Part of
Position                     From Fund                       Fund Expenses
Fred Ali                     -0-                             -0-
Director
25542 Novela Way
Valencia, CA 91355

Elizabeth A. Duffy           -0-                             -0-
Director
Woodrow Wilson National
   Fellowship Foundation
5 Vaughn Drive
Princeton, NJ 08543

Brian J. Heidtke             -0-                             -0-
Director
Colgate-Palmolive
300 Park Avenue
New York, NY 10022

Mariko Gordon*               -0-                             -0-
President and Director
of the Fund; & President
and CEO of the Adviser

Noreen McKee*                -0-                             -0-
Vice President, Treasurer
and Director of the Fund; &
Vice President & Treasurer
of the Adviser

*An interested person of the Fund and/or the Adviser within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")

Fred Ali, 48, Director of the Fund. Executive director of Covenant House California since February 1991.

Elizabeth A. Duffy, 32, Director of the Fund. Program & Research Associate of The Andrew W. Mellon Foundation since June 1993. From September 1991 to June 1993 she attended and completed the MBA program at Stanford University Graduate School of Business.

Brian J. Heidtke, 56, Director of the Fund. Vice President, Finance and Treasurer of Colgate-Palmolive Company since June 1986.

Mariko O. Gordon, 36, President and Director of the Fund, and President and Chief Investment Officer of the Adviser has over 12 years experience in the investment management business. Prior to co-founding the Adviser in 1995, Ms. Gordon was an equity owner in and Director of Research at Valenzuela Capital Management, Inc. ("VCM") a firm specializing in small to mid-cap stocks with over $1 billion under management. Ms. Gordon's sole responsibility at VCM was portfolio management. Prior to joining VCM, from 1987 to 1990 she was the Director of Systematic Research at Royce & Associates, Inc., an investment firm specializing in small-cap value stocks and adviser to several mutual funds, including Pennsylvania Mutual Fund. Ms. Gordon started her investment career as a research analyst at Manning & Napier Advisors, Inc., a firm managing $2 billion for ERISA and Taft-Hartley clients. Ms. Gordon is a Chartered Financial Analyst and a graduate of Princeton University.

Noreen D. McKee, 48, Vice-President and Treasurer of the Fund and of the Adviser is a certified public accountant and has over 15 years experience in the investment management business. For one year prior to joining the Adviser in 1995, she was the Chief Operating Officer at Valenzuela Capital Management, Inc. At VCM she was responsible for the financial, administrative and compliance functions of the firm. From 1985 to 1993, she worked as the Controller of Royce & Associates, Inc. ("Royce"). At Royce, her primary responsibilities included the accounting, tax and managerial functions for six mutual funds and two limited partnerships in compliance with the Investment Advisors Act and the Investment Company Act of 1940. Ms. McKee has an M.S. in Accounting from Pace University and a B.S. in Behavioral Science from York College of Pennsylvania.

Mary B. O'Byrne, 37, Secretary of the Fund and Director of Operations. Prior to joining the Fund, from 1985 to 1996, Ms. O'Byrne worked at The Royce Funds ("the funds"), a family of ten mutual funds with over $2 billion in assets. She was primarily responsible for all Blue Sky registrations and assisted with SEC filings. In addition, she handled the funds' day-to-day financial management activities interfacing with the funds' custodian and transfer agent. Ms. O'Byrne has extensive knowledge and experience in all aspects of mutual fund administration. In 1980, she received a certificate in business administration from the College of Further Studies, Cavan, Ireland.

        Each Director who is not an interested person of the Fund receives a base annual fee of $0.

PRINCIPAL HOLDERS OF SHARES


        As of April 24, 1998, the following persons were known to the Fund to be the beneficial owners of 5% or more of the outstanding shares of the Fund:

                                                      Percentage of
Name                           Number of Shares     Outstanding Shares
Wm. F. & Donald Gratz TTEE          26,335                12.19%
Treitel-Gratz Co. Inc. Pft. Sh. Tr.
U/A Dtd 1/1/83
13-01 Queens Plaza South
Long Island City, NY 11101

Anthony D'Ottavio                   17,963                 8.32%
47 East Maple St.
Dallastown, PA 17313

John W. Baackes                     11,712                 5.42%
Capital Area Community
  Health Plan 403(B)
15 Pateman Circle
Menands, NY 12204

Brian J. Heidtke                    10,968                 5.08%
585 Sparrowbush Road
Wyckoff, NJ 07481

Alec J. Wilkinson TTEE              10,835                 5.02%
A.J. Wilkinson Profit Sharing Plan
310 West End Avenue, #5A
New York, NY 10023

        As of April 24, 1998, all of the directors and officers of the Fund, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), approximately 13% of the outstanding shares.


INVESTMENT ADVISER

        Daruma Asset Management, Inc., a registered investment adviser, is a New York corporation, with its principal offices located at 60 East 42nd Street, Suite 1112, New York, NY 10165. The Adviser has been employed by the Board of Directors to serve as the investment adviser of the Fund pursuant to an Investment Advisory Agreement entered into by the Fund. Currently, the Adviser's only investment company client is the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund.

Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

        Mariko O. Gordon, President and Chief Investment Officer of the Adviser, is primarily responsible for supervising the Fund's investment management activities. The Adviser had assets under management of approximately $156,000,000 at July 31, 1998.

        The Adviser provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Adviser or it affiliates.

        The Adviser also may provide the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value calculation, reports to and filings with regulatory authorities, and services relating to such functions. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations. The Advisory Agreement was approved initially on July 31, 1997, and in its current form on August 25, 1998 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act of 1940) of the Fund or the Adviser.

        The Advisory Agreement has a term which extends to July 31, 1999 and may be continued thereafter for successive twelve-month periods beginning each July 31, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

        The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by a majority vote of the outstanding voting shares of the Fund or by a vote of a majority of the Fund's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

Adviser's Fees

        Pursuant to the terms of the Advisory Agreement, the Fund will pay a monthly advisory fee equal to 1% of the first $100 million of the Fund's average daily net assets; 0.75% of the next $100 million of such net assets; and 0.50% of the Fund's average daily net assets over $200 million. This fee is higher than the fee paid by most other mutual funds; however, the Board of Directors believes that this fee is reasonable in light of the services performed by the Adviser for the Fund. Any portion of the advisory fees received by the Adviser may be used by the Adviser to provide investor and administrative services. The Adviser may voluntarily waive a portion or its entire fee or assume certain expenses of the Fund, including expenses for distribution of Fund shares. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors. See "Expense Limitations" below. For the year ended June 30, 1998, the Fund paid (or accrued) to the Adviser investment advisory fees of $0 (net of fee waivers of $21,267).

Expense Limitations

        The Adviser has agreed to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed 1.5%. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. From time to time, the Adviser may voluntarily assume certain expenses of the Fund.


This would have the effect of lowering the overall expense ratio and of increasing yield to investors. Subject to the undertaking of the Adviser to reimburse the Fund for its excess expenses as described above, the Fund has, under the Advisory Agreement, confirmed its obligation for payment of all other expenses, including without limitation: fees payable to the Adviser, Custodian and Transfer and Dividend Agent; brokerage and commission expenses; federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; interest charges on borrowings; telecommunications expenses; recurring and non-recurring legal and accounting expenses; costs of organization and maintaining the Fund's existence as a corporation; compensation, including director's fees, of any directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; costs of stockholders' services and costs of stockholders reports, proxy solicitations and corporate meetings, fees and expenses or registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and expenses of preparing, printing and delivering the Prospectus and financial statements to existing shareholders and of printing shareholder application forms for shareholder accounts.


        The Fund may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for selecting the brokers who effect the purchases and sales of the Fund's portfolio securities. No broker is selected to effect a securities transaction for the Fund unless such broker is believed by the Adviser to be capable of obtaining the best price and execution for the security involved in the transaction. In addition to considering a broker's execution capability, the Adviser generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research, and may be written or oral. The Adviser determines the overall reasonableness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by the Adviser upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to its accounts.

        The Adviser is authorized, under Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreement with the Fund, to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

        Brokerage and research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all of such services may be used by the Adviser in connection with the Fund.

        Even though investment decisions for the Fund are made independently from those for other accounts managed by the Adviser, the same security is frequently purchased, held or sold by the Fund and the other accounts because such security may be suitable for all of them. When the Fund and such other accounts are simultaneously engaged in the purchase or sale of the same security, the Adviser seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

PRICING OF SHARES

        The purchase and redemption price of the Fund's shares is based on its current net asset value per share. See "Net Asset Value Per Share" in the Fund's prospectus.

        As set forth under "Net Asset Value Per Share", the Fund's transfer agent determines the net asset value per share of the Fund at the close of regular trading on the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. The Exchange is open on all weekdays that are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

REDEMPTIONS IN KIND

        It is possible that conditions may arise in the future, which would, in the judgment of the Fund's Board of Directors or management, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when securities are sold.

TAXATION

        The Fund intends to continue to qualify under the Internal Revenue Code of 1986, as amended ("the Code"), as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income taxes on its investment company taxable income and the net long-term capital gains that it distributes to its shareholders, provided that at least 90% of its investment company taxable income for the taxable year is distributed, and numerous other requirements concerning regulated investment companies are satisfied.

These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities; or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement");
(2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.


The Fund's policy is to distribute as dividends each year 100% (and in no event less than 90%) of its investment company taxable income. The Fund will be treated as a separate corporation and generally will have to comply with the qualifications and other requirements applicable to regulated investment companies. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income would be taxable at corporate rates and no distributions would qualify as tax exempt.

        The Fund has adopted a policy of declaring dividends annually in an amount based on its net investment income. The amount of each dividend may differ from actual net investment income calculated in accordance with federal income tax purposes. Dividends paid from taxable income, if any, and distributions of any realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. Distributions of new realized capital gains after utilization of capital loss carryforwards, if any, are made annually to meet applicable distribution and excise tax requirements.

        The Fund may be subject to state or local tax in jurisdictions in which the Fund is organized or may be deemed to be doing business. However, Maryland taxes regulated investment companies in a manner that is generally similar to the federal income tax rules described herein.

        Distributions may be subject to state and local income taxes. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from their treatments under the federal income tax laws.

        The Code imposes a nondeductible 4% excise tax on the Fund unless it meets certain requirements with respect to distributions of ordinary income and capital gain net income. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, plus at least 98% of the excess of its capital gains over its capital losses realized during the one-year period ending October 31 during such year, which shall be reduced but not below net capital gain) by the amount of the Fund's net ordinary loss for the year. It is anticipated that this provision will not have any material impact on the Fund.

        Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect that it will qualify to elect to pass through to its shareholders the rights to take a foreign tax credit for foreign taxes withheld from dividends and interest payments.

Back-up Withholding/Withholding Tax

        Under the Code, certain non-corporate shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certifications are not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. In addition, the Fund is required to withhold from distributions to any shareholder who does not certify to the Fund that such shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that such shareholder has under-reported interest or dividend income. When establishing any account, an investor must certify under penalties of perjury that such investor's taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

        Ordinary income distributions paid to shareholders who are non-resident aliens or which are foreign entities will be subject to 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the United States tax consequences to them of investing in the Fund.

Timing of Purchases and Distributions

        At the time of an investor's purchase, the Fund's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of her or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.

Sale or Redemptions of Shares

        Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of shares in the Fund (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized on the sale, redemption or other taxable disposition. Such gain or loss will be long-term capital gain or loss if the shares disposed of were held for more than one year. Wash sale losses will be disallowed. A wash sale loss occurs when the shares disposed of are replaced (including by receiving shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received with respect to such shares.

        The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local taxes. Under current law, so long as the Fund qualifies for Federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Maryland.

        Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.

DESCRIPTION OF THE FUND

        The Fund was incorporated in the State of Maryland on May 13, 1996. The authorized capital stock of the Fund consists of one billion shares of stock having a par value of $.001 per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. The Board currently has authorized the division of the unissued shares into one series. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution, liquidation and voting rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

        The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Fund does not issue certificates evidencing Fund shares.

        As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to the Fund's investment advisory agreement, and (c) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Investment Company Act of 1940 (the "Act") including the removal of Fund directors and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

PERFORMANCE DATA

        The Fund's performance may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper

Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

        The Lipper General Equity Funds Average can be used to show how the Fund's performance compares to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper.

        Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Fund's performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Fund.

        The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors
(DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

        The S&P 500 Composite Stock Price Index is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

               The S&P Mid-Cap Index is an unmanaged index of 400 domestic companies frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

        The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stock of the 2,000 smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

        U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government, and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

        From time to time, in reports and promotional literature, the Fund's performance also may be compared to other mutual Funds tracked by financial or business publications and periodicals, such as Kiplinger's, Individual Investor, Money, Forbes, Business Week, Barron's, The Financial Times, Fortune, Mutual Fund Magazine and The Wall Street Journal. In addition, financial or business publications and periodicals as they relate to fund management, investment philosophy and investment techniques may be quoted.

        The Fund's performance may also be compared to those of other compilations or indices.

        Advertising for the Fund may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Fund may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $2,004 after ten years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have an after-tax value of $2,147 after ten years, assuming tax was deducted at a 28% rate from the tax-deferred earnings at the end of the ten-year period.

Total Return Calculations

        Total return quotes reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gains distributions, and any change in the Fund's net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

        In addition to average annual total returns, the Fund's cumulative or total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulated total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

Risk Measurements

        Quantitative measures of "total risk", which quantify the total variability of a portfolio's returns around, or below, its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta , and risk-adjusted measures of performance such as the Sharpe Ratio and Morningstar's star rating system.

        Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk could be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile, i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period. Standard deviation of total return can be calculated for funds of different objectives, ranging from equity funds to fixed income funds, and can be measured over different time frames. The standard deviation figures presented are annualized statistics based on the trailing 36 monthly returns. Approximately 68% of the time, the annual total return of a fund will differ from its mean annual total return by no more than plus or minus the standard deviation figure. 95% of the time, a fund's annual total return will be within a range of plus or minus 2x the standard deviation from its mean annual total return.

        Beta. Beta measures the sensitivity of a security's, or a portfolio's, return to the market's returns. It measures the relationship between a fund's Excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market. For example, if a portfolio has a beta of 2, a 10% market excess return would be expected to result in a 20% portfolio excess return, and a 10% market loss would be expected to result in a 20% portfolio loss (excluding the effects of any firm-specific risk that has not been eliminated through diversification).

        Morningstar Risk. The Morningstar proprietary risk statistic evaluates a fund's downside volatility relative to that of other funds in its class based on the underperformance of the fund relative to the riskless T-bill return. It then compares this statistic to those of other funds in the same broad investment class.

        Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return ("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of total risk assumed.

        Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

        None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

        Star Bank, N.A. (the "Custodian"), serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. American Data Services, Inc. (the "Transfer Agent") acts as the Fund's transfer and dividend disbursing agent.

COUNSEL AND INDEPENDENT AUDITORS


        Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Werner & Kennedy. Ernst & Young LLP, independent auditors, are the auditors of the Fund.


                                 FINANCIAL STATEMENTS

        The Fund's Annual Report to Shareholders for the fiscal year ended
June 30, 1998 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

PART C - OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS.

          (A) FINANCIAL STATEMENTS
              Included in Prospectus:

              (1)    Fund Expenses

              (2)    Financial Highlights

              Included in Part C:


               *     (1)    Annual Report to Shareholders dated June 30, 1998
                            incorporated by reference.


          (B) EXHIBITS

               **    (1)    Articles of Incorporation of the Registrant.

               **    (2)    Form of By-Laws of the Registrant.

                     (3)    Not Applicable.

                     (4)    Not Applicable.

               **    (5)    Form of Investment Advisory Agreement.

                     (6)    Not Applicable.

                     (7)    Not Applicable.

               **    (8)    Custody Agreement.

               **    (9)    Transfer Agency and Service Agreement

               **    (9.1)  Fund Accounting Service Agreement

                     (10) Consent of Werner & Kennedy LLP as to the legality of the securities being registered, including their consent to the filing thereof and as to the use of their name under the heading "Counsel and Independent Auditors" in the Prospectus and the Statement of Additional Information.

                     (11)   Consent of Ernst & Young, LLP, Independent Auditors.

* Incorporated herein by reference from the Annual Report to Shareholders dated June 30, 1998, filed with the SEC on August 31, 1998.

** Filed as an exhibit to the Registrant's Registration Statement, 333-03709, filed on May 14, 1996 and incorporated herein by reference.

                     (12)   Not Applicable.

                     (13)   Not Applicable.

                     (14)   Not Applicable.

                     (15)   Not Applicable.

                     (16)   Not Applicable.

                     (17)   Not Applicable.

                     (18)   Not Applicable.

                     (19)   Not Applicable

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                      None.

Item 26.  NUMBER OF HOLDERS OF SECURITIES.


                                              Number of Record Holders
               Title of Class                   as of July 31, 1998
               Common Stock                        408


Item 27.  INDEMNIFICATION.

          In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides in part that, the Corporation shall indemnify (i) its currently acting and former directors and officers to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law, provided, however, that no director or officer of the Corporation shall be indemnified against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Such indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled and the Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

          In addition, and to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that such indemnification shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          The description of the Registrant's adviser, Daruma Asset Management, Inc., under the caption "Management of the Fund" in the Prospectus and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

Item 29.  PRINCIPAL UNDERWRITERS.

          NONE.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS.

          Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder, in general, are maintained in the physical possession of the Registrant at 60 East 42nd Street, Suite 1112, New York, New York 10165; records relating to the investment advisory or management of the Registrant will be maintained by the Registrant's Investment Adviser at 60 East 42nd Street, Suite 1112, New York, NY 101650; the Registrant's transfer and dividend disbursing agent, American Data Services, Inc. of Hauppage, New York will maintain physical possession of Registrant's shareholder and fund accounting records; and the custodian, Star Bank, N.A. at 425 Walnut Street, Cincinnati, Ohio 45201 will maintain physical possession of the Registrant's custodial records.

Item 31.  MANAGEMENT SERVICES.

          Not Applicable.

Item 32.  UNDERTAKINGS.

          (a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (b) The Registrant undertakes (although not required to hold annual shareholder meetings) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and State of New York, on the 25th day of August, 1998.

                                            THE DARUMA FUNDS, INC.

                                            By:    /s/ Mariko O. Gordon
                                                   Mariko O. Gordon, President

          Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                           Title                       Date
(1)  Principal Executive Officer:

     By:/s/ Mariko O. Gordon             President                    August 25, 1998
            Mariko O. Gordon


(2)  Majority of Directors

     By:/s/ Fred Ali                     Director                     August 25, 1998
            Fred Ali


     By:/s/ Elizabeth A. Duffy           Director                     August 25, 1998
            Elizabeth A. Duffy


     By:/s/ Brian J. Heidtke             Director                     August 25, 1998
            Brian J. Heidtke


     By:/s/ Mariko O. Gordon             Director                     August 25, 1998
            Mariko O. Gordon


     By:/s/ Noreen McKee                 Director                     August 25, 1998
            Noreen McKee